EXHIBIT 99.2

Higher One Holdings, Inc.
Q2’12 Earnings Results
August 7, 2012

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Forward-Looking Statements
This presentation includes forward-looking statements, as defined by the Securities and Exchange
Commission. Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied.
These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events. The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. Information about the factors that could affect future performance can be found in our recent SEC filings, available on our website at http://ir.higherone.com/.
This presentation includes certain metrics presented on a non-GAAP basis, including non-GAAP adjusted
EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP adjusted net income, non-GAAP adjusted diluted
EPS, and non-GAAP Free Cash Flow. We believe that these non-GAAP measures, which exclude amortization of intangibles, stock-based compensation, and certain non-recurring or non-cash impacts to our results, all net of taxes, provide useful information regarding normalized trends relating to the company’s financial condition and results of operations. Reconciliations of these non-GAAP measures to their closest comparable GAAP measure are included in the appendix of this presentation.

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q2’12 Highlights
• Revenue up 11%:
 o Continuation of trends from Q1
 o Impact to summer session disbursements due to
       changes to Pell Grants
• 100% OneDisburse client retention in the quarter
• Announced asset acquisition of Campus Labs
• $100 million share repurchase program authorized
• Optimistic about back half of year:
 o Flex/Premier
 o New school launches
 o SmartPay and MPP+
 o Cost-control initiatives

campuslabs™

Data Driven Innovation

One Focus: Higher Education

HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Campus Labs aims to be the centralized hub of all meaningful data and performance analytics in higher education.
•  Helps schools improve student success:
o More efficient data collection/aggregation
o Better use of data to efficiently allocate resources
•  Why this makes sense:
o Better diversifies our revenue streams
o Deepen our relationships with schools
o Cross-sell opportunities
o Improves our data analytics capabilities
Campus Labs Acquisition - Rationale

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

• Serves >500 campuses, >5.8 million SSE
 o Brings Higher One SSE total to >10.5 million
• Purchase price:
 o ~$38 million in cash
 o Additional 150,000 warrants granted
 o Earn-out potential based on ’13 revenue growth
• ~$10 million annual revenue run-rate
 o Expect annual growth of >30%
 o New school signings, plus increasing # of modules at
                                                       existing clients to drive growth
Campus Labs Acquisition - Financial Impact

27,701
30,033
Q2'11
Q2'12
3,080
4,172
Q2'11
Q2'12
3,725
4,027
Q2'11
Q2'12
561
681
Q2'11
Q2'12

HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Continued growth in major revenue streams
As a % of total
revenue
Account
(in $ thousands)
Payment Trxn
(in $ thousands)
Higher Ed. Institution
(in $ thousands)
Other
(in $ thousands)
79%
77%
9%
11%
11%
10%
2%
2%
+8%
+35%
+8%
+21%

4.7

	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12
Y/Y Revenue Growth	118%	83%	53%	32%	26%	25%	17%	12%	11%
Y/Y Organic Growth*	83%	46%	41%	32%	26%	25%	17%	12%	11%
Gross Profit Margin	62.5%	62.7%	63.5%	66.1%	61.7%	59.2%	59.1%	63.1%	56.0%

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Revenue
(in $ millions)
Continued revenue growth in difficult environment
27.8
38.6
39.8
51.4
35.1
48.1
46.5
**
**
57.8
38.9
*Calculation of organic revenue growth is included in the appendix of this presentation
**Excluding $4.7 million impact of credit project, Q4’11 gross margin would have been 63.2%

1.8
6.4
8.5
11.0
4.8
8.5
7.6
13.4
4.1

	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12
Y/Y Net Income Growth	343%	34%	72%	34%	160%	32%	-11%	21%	-15%
Net Income Margin	6.6%	16.7%	21.5%	21.5%	13.6%	17.6%	18.3%	23.2%	10.4%

HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Net Income
Net Income
(in $ millions)

9.2
15.5
16.8
24.0
12.0
18.2
19.8
25.2
10.0
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12

	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12
Y/Y Adj. EBITDA Growth	207%	71%	63%	34%	30%	17%	18%	5%	-17%
Adj. EBITDA Margin*	33.2%	40.2%	42.3%	46.7%	34.2%	37.8%	42.6%	43.5%	25.6%

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Adj. EBITDA impacted by margin decline
*Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation
Adj. EBITDA*
(in $ millions)

0.03
0.11
0.14
0.19
0.08
0.14
0.13
0.23
0.07
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12

Y/Y Diluted EPS Growth	324%	22%	56%	23%	142%	30%	-10%	23%	-12%

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Diluted EPS
GAAP Diluted EPS
(in $)

0.09
0.15
0.17
0.24
0.12
0.19
0.21
0.25
0.09
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12

	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12
Y/Y Adj. EPS Growth	212%	44%	47%	26%	31%	25%	24%	5%	-23%
Adj. Net Income Margin*	18.2%	22.7%	25.2%	28.0%	20.3%	23.1%	26.6%	25.9%	13.6%

HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Adj. EPS growth impacted by lower margins
*Calculation of Adj. EPS and Adj. Net Income Margin is included in the appendix of this presentation
Adjusted Diluted EPS
(in $)

32.2
20.4
13.0
13.1
9.8
9.4
1.5
(0.1)
(5.8)

	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12
Y/Y Operating CF Growth	-89%	42%	41%	18%	-1219%	-4%	1%	58%	-494%
Operating CF as a % of Rev	-0.5%	25.5%	32.7%	39.8%	4.2%	19.6%	31.5%	55.7%	-15.0%

One Focus: Higher Education HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Operating Cash Flow
Operating Cash Flow
(in $ millions)

19.0
15.7
11.9
6.4
1.9
-1.4
-3.8
-5.5
-10.9

	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12
Y/Y FCF Growth	-4%	-1%	47%	17%	167%	-186%	-84%	-17%	188%
FCF Yield	-5.1%	16.5%	29.8%	37.0%	-10.8%	-11.4%	4.5%	27.2%	-28.0%
CapEx as % of Rev	4.6%	9.0%	2.9%	2.8%	15.0%	31.0%	48.1%	29.1%	13.1%

HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

FCF impacted by NWC timing, CapEx
*Calculation of Free Cash Flow is included in the appendix of this presentation
Free Cash Flow
(in $ millions)

3,659
3,970
4,169
4,330
4,480
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12

2,550
2,576
2,617
2,777
2,892
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Strong signings despite challenging environment
*SSE stands for Signed School Enrollment, and is recorded each quarter as the total student enrollment at all schools that are contracted at quarter-end for either our OneDisburse or at least one of our CASHNet® payment suite of products, as of the date the contract is signed (using the most up-to-date IPEDS data at that point in time).
OneDisburse SSE*
CASHNet Suite SSE*
+22%
+13%
(in thousands)
(in thousands)
16% client
overlap

1,722
26
148
1,896
Q2'11 OneAccounts
Net change in OneAccounts at schools launched before 6/30/11
New OneAccounts from schools launched after 6/30/11
Q2'12 OneAccounts

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Net OneAccount growth driven by newer launches
OneAccount Growth
+10%
(in thousands)

25.7%
28.5%
Q2'11
Q2'12

2.6%
2.8%
Q2'11
Q2'12

6.8%
7.6%
Q2'11
Q2'12

One Focus: Higher Education HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Spending wisely to grow and scale the business
• Non-recurring overlap costs
 related to IT infrastructure
 projects, bank partner transition
 costs, and some Corp Dev costs
 impacted G&A in Q2
• Professional fees higher in quarter
• Continue to invest in projects to
 increase product development
 flexibility, grow revenue, and
 manage costs
• Increased marketing expenses from
 consumer branding initiatives and
 broad launch of Premier and Flex
• Earn-out resulting in stock-based and
 other M&A related expense expired in
 2011
G&A
(as a % of rev)
PD
(as a % of rev )
Adj. S&M*
(as a % of rev)
19.1%
*The Adjusted Sales and Marketing Expense graph shows both total Sales & Marketing as a percent of revenue as well as Sales & Marketing as a percent of revenue excluding stock-based and other acquisition expense, which is related to the vesting of certain shares issued in connection with the acquisition of EduCard and CASHNET.
Stock-based and other acquisition expense is recognized in the quarter as a function of sales and average share price.
Stock-based and
other M&A
related expense

$21.8
$33.8
($5.8)
($5.1)
($5.9)
($2.3)
$11.1
$25.4
Q2'12 Beginning Cash, Cash Equivalents, and Investments
Operating Cash Flow
CapEx
Stock Buyback
Other*
Q2'12 Ending Cash, Cash Equivalents, and Investments

One Focus: Higher Education HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Capital allocation creating value for shareholders
• Fully liquid assets total $36.6M
• ($10.9M) in FCF
 • Capital spending on IT infrastructure
 project, building project
 • Timing considerations impacting Net
 Working Capital
• ($5.9) million on repurchasing 400,000
 shares at an average price of $14.76 in
 Q2
 • Since start of buyback program, 2.6
 million shares repurchased at an average
 price of $15.17/share
 • New $100 million share repurchase
 authorization
• Plan to increase and extend line of
 credit
• Cash outlay for Campus Labs acquisition
 in Q3
*Other primarily includes restricted cash deposits with bank partners, partially offset by proceeds and tax benefits from options exercises
Cash & Investment Balance/Flows
(in millions)
FCF/Other Movements
$55.6
FCF
Cash and cash equivalents
Investments in available for sale securities
$36.6

Low		High
Revenue	$200M	-	$215M
GAAP Diluted EPS	$0.70	-	$0.80

One Focus: Higher Education
HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Guidance
FY’12

Low		High
Revenue	$200M	-	$215M
implied y/y growth	*10%*	-	*19%*
Adj. Diluted EPS*	$0.80	-	$0.90
implied y/y growth	*6%*	-	*19%*

One Focus: Higher Education HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Non-GAAP Guidance
*Calculation of Adjusted Diluted EPS is included in the appendix of this presentation
FY’12
• Launching materially more schools for fall ’12 than fall ‘11
• Potential upside from Flex/Premier uptake, SmartPay and MPP+
 adoption
• Cost controls to benefit margin in back half of ‘12

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q2’12 Summary
• 100% OneDisburse client retention in the quarter
• Announced asset acquisition of Campus Labs
• $100 million share repurchase program
 authorized
• Optimistic about back half of year:
 o Flex/Premier
 o New school launches
 o SmartPay and MPP+
 o Cost-control initiatives

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q & A

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Appendix

Three Months Ended			
	June 30, 2010	Sept 30, 2010	Dec 31, 2010	March 31, 2011
Revenue growth	118%	83%	53%	32%
Impact from customer credit plan	--	--	--	--
Revenue (before customer credit plan) growth	118%	83%	53%	32%
Acquisition impact	(35%)	(37%)	(12%)	--
Organic revenue growth	83%	46%	41%	32%

	June 30, 2011	Sept 30, 2011	Dec 31, 2011	March 31, 2012	June 30, 2012
Revenue growth	26%	25%	5%	12%	11%
Impact from customer credit plan	--	--	12%	--	--
Revenue (before customer credit plan) growth	26%	25%	17%	12%	11%
Acquisition impact	--	--	--	--	--
Organic revenue growth	26%	25%	17%	12%	11%

One Focus: Higher Education HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Calculation of Organic Gross Revenue*
*Organic revenue calculation excludes the entire revenue impact from the current and prior year quarter for all acquisitions made within 15 months of a given quarter’s end

(in thousands)	Three Months Ended June 30, 2010	Sept 30, 2010	Dec 31, 2010	March 31, 2011
GAAP Operating Cash Flow	$ (132)	$ 9,847	$ 13,015	$ 20,429
Purchases of Fixed Assets and Internal Use Software, Net of Disposals	(1,287)	(3,484)	(1,160)	(1,428)
Building Related Incentives	-	-	-	-
Free Cash Flow	$ (1,419)	$ 6,363	$ 11,855	$ 19,001

	June 30, 2011	Sept 30, 2011	Dec 31, 2011	March 31, 2012	June 30, 2012
GAAP Operating Cash Flow	$ 1,477	$ 9,429	$ 13,132	$ 32,200	$ (5,826)
Purchases of Fixed Assets and Internal Use Software, Net of Disposals	(5,268)	(14,927)	(20,084)	(16,813)	(5,079)
Building Related Incentives	-	-	8,838	330	-
Free Cash Flow	$ (3,791)	$ (5,498)	$ 1,886	$ 15,717	$ (10,905)

One Focus: Higher Education HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Calculation of Free Cash Flow

(in thousands)	June 30, 2010	Sept 30, 2010	Dec 31, 2010	March 31, 2011	June 30, 2011	Sept 30, 2011	Dec 31, 2011	March 31, 2012	June 30, 2012
	Three Months Ended								
GAAP Net Income	$ 1,830	$ 6,429	$ 8,537	$ 11,042	$ 4,754	$ 8,468	$ 7,629	$ 13,388	$ 4,052
Interest income	(2)	(10)	(16)	(25)	(11)	(15)	(17)	(32)	(32)
Interest expense	247	84	169	74	56	66	70	109	108
Income tax expense	1,183	4,277	4,860	6,838	1,734	4,720	3,632	8,070	2,614
Depreciation and amortization	1,747	1,947	1,971	1,677	1,757	1,770	1,817	2,213	2,318
EBITDA	5,005	12,727	15,521	19,606	8,290	15,009	13,131	23,748	9,060
Other income	-	-	-	-	(1,500)	-	-	-	-
Stock-based and other customer acquisition expense	3,508	2,139	565	3,088	4,333	2,320	1,120	-	-
Stock-based compensation expense	692	643	729	1,304	856	889	819	1,410	915
Customer credit plan	-	-	-	-	-	-	4,728	-	-
Adjusted EBITDA	$ 9,205	$ 15,509	$ 16,815	$ 23,998	$ 11,979	$ 18,218	$ 19,798	$ 25,158	$ 9,975
Revenues (before customer credit plan)	$ 27,750	$ 38,566	$ 39,783	$ 51,383	$ 35,067	$ 48,140	$ 46,458	$ 48,140	$ 38,913
Net Income Margin	6.6%	16.7%	21.5%	21.5%	13.6%	17.6%	16.4%	27.8%	10.4%
Adjusted EBITDA Margin	33.2%	40.2%	42.3%	46.7%	34.2%	37.8%	42.6%	52.3%	25.6%

One Focus: Higher Education HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Calculation of Adjusted EBITDA

(in thousands)	Three Months Ended June 30, 2010	Sept 30, 2010	Dec 31, 2010	March 31, 2011	June 30, 2011	Sept 30, 2011	Dec 31, 2011	March 31, 2012	June 30, 2012
GAAP Net Income	$ 1,830	$ 6,429	$ 8,537	$ 11,042	$ 4,754	$ 8,468	$ 7,629	$ 13,388	$ 4,052
Customer credit plan	-	-	-	-	-	-	4,728	-	-
Stock-based and other customer acquisition expense	3,508	2,139	565	3,088	4,333	2,320	1,120	-	-
Stock-based compensation expense - ISO	373	338	378	427	461	480	375	507	496
Stock-based compensation expense - NQO	319	305	351	877	395	409	444	903	419
Other Income	-	-	-	-	(1,500)	-	-	-	-
Amortization of intangible assets	768	768	767	768	767	768	768	768	755
Amortization of finance costs	51	51	51	18	18	18	22	34	34
Total pre-tax adjustments	5,019	3,601	2,112	5,178	4,474	3,995	7,457	2,212	1,704
Tax rate	38.7%	38.6%	35.7%	38.2%	38.2%	38.2%	38.2%	38.2%	38.2%
Tax adjustment	1,796	1,259	618	1,815	2,106	1,343	2,705	651	462
Adjusted net income	$ 5,053	$ 8,771	$ 10,031	$ 14,405	$ 7,122	$ 11,120	$ 12,381	$ 14,949	$ 5,294
Diluted Weighted Average Shares Outstanding	55,688	59,154	59,361	59,547	59,718	59,790	59,134	59,790	57,717
Diluted EPS	$ 0.03	$ 0.11	$ 0.14	$ 0.19	$ 0.08	$ 0.14	$ 0.13	$ 0.22	$ 0.07
Adjusted Diluted EPS	$ 0.09	$ 0.15	$ 0.17	$ 0.24	$ 0.12	$ 0.19	$ 0.21	$ 0.25	$ 0.09
Revenues (before customer credit plan)	$ 27,750	$ 38,566	$ 39,783	$ 51,383	$ 35,067	$ 48,140	$ 46,458	$ 48,140	$ 38,913
Net Income Margin	6.6%	16.7%	21.5%	21.5%	13.6%	17.6%	16.4%	27.8%	10.4%
Adjusted Net Income Margin	18.2%	22.7%	25.2%	28.1%	20.3%	23.1%	26.6%	31.1%	13.6%

One Focus: Higher Education HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Calculation of Adjusted Diluted EPS

Twelve Months Ending December 31, 2012					
	GAAP			Non-GAAP (a)		
Revenues (in millions)	$200.0	-	$215.0	$200.0	-	$215.0
Diluted EPS	$0.70	-	$0.80	$0.80	-	$0.90

(a) Estimated Non-GAAP amounts above for the twelve months ending December 31, 2012 reflect the estimated annual adjustments, that exclude (i) the amortization of intangibles and finance costs of approximately $3.0 million, and (ii) stock-based compensation expense of approximately $4.5 million.

One Focus: Higher Education HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Reconciliation of GAAP to non-GAAP Guidance